Ambler, PA, October 24, 2005 - The following notice was posted today by AmeriQuest
(AMQT.pk) on its website (ameriquest-technologies.com)
AMERIQUEST ANNOUNCES JOINT MOTION WITH SEC FOR STAY OF
PROCEEDINGS AND CONSENT TO ENTRY OF AN ORDER REVOKING REGISTRATION
Ambler, Pennsylvania  October 24, 2005  AmeriQuest Technologies, Inc. (AMQT.pk) today announced that it had executed an agreement in principle with the Division of Enforcement of the Securities and Exchange Commission whereby Ameriquest will consent to the entry of an order revoking the registration of each class of its securities registered under section 12 of the
Securities Exchange Act of 1934 pursuant to Exchange Act section 12(j). Accordingly,
AmeriQuest and the Division moved the Court for an order staying these proceedings as to
AmeriQuest based upon the parties agreement in principle to a settlement on all major terms, pending submission to and agreement by the Securities and Exchange Commission.
AMQT has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder because it has not filed any periodic reports with the Commission for any period since the period ending December 31, 2001.
Section 12(j) of the Exchange Act provides as follows:
The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder.
No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.
AmeriQuest was not in the financial condition to present or argue any position with the Division of Enforcement other than revocation. Accordingly, the date of revocation of the securities will most likely occur very promptly after submission of the Offer of Settlement to the Commission this week.
Respectfully,
Jon D. Jensen President & CEO
About AmeriQuest
AmeriQuest Web site: www.ameriquest-technologies.com.
This release contains forward-looking statements that involve a number of risks and uncertainties, including statements relating to the Companys previously announced business strategy and the prospects for its success. These risks and uncertainties include: financial, legal and business challenges which make it more difficult than expected for the Company to return value to its shareholders; and other material adverse changes in the Companys operations or business. More information about these and other risks and uncertainties can be found in the Companys Current Report on Form 10-K and
Quarterly Report on Form 10-Q for the fiscal quarters ended December 31, 2001. The Company does not undertake to update forward-looking statements.
-End

UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

ADMINISTRATIVE PROCEEDING
File No. 3-12030

In the Matter of

Advanced Media, Inc.,
American Film Technologies, Inc.,
Ameriquest Technologies, Inc.,
BPI Packaging Technologies, Inc.
CML Group, Ltd.,
Compositech, Ltd.,
Dispatch Management Services Corp., and
Eglobe, Inc.,

Repondents.

DIVISION OF ENFORCEMENT'S AND AMERIQUEST TECHNOLOGIES, INC.'S
JOINT MOTION FOR A STAY OF PROCEEDINGS AND BRIEF IN SUPPORT

The Division of Enforcement ("Division"), by counsel, and Respondent AmeriQuest Technologies, Inc. ("Ameriquest"), pro se, pursuant to Rule 161(c)(2) of the Commission's Rules of Practice, hereby respectfully move this Court for an order staying these proceedings as to AmeriQuest based upon the parties' agreement in principle to a settlement on all major terms.
BRIEF IN SUPPORT
The Division and Ameriquest have agreed in principle to a settlement on all major terms whereby Ameriquest will consent to the entry of an order revoking the registration of each class of its securities registered under Section 12 of the Securities Exchange Act of 1934 ("Exchange Act") purusant to Exchange Act Section 12(j).  We therefore submit that a stay of this proceeding as to AmeriQuest is appropriate pursuant to Rule of Practice 161(c)(2).
Dated:  October 24, 2005

Respectfully submitted,
/s/Michael K. Lowman
Michael K. Lowman 202/551-4477 Neil J. Welch, Jr. 202/551-4731 David S. Frye 202/551-4728 Securites and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549-7553

COUNSEL FOR DIVISION OF ENFORCEMENT
/s/Jon D. Jensen, President
Jon D. Jensen, President 215/646-1469 AmeriQuest Technologies, Inc. 270 Ridings Way Ambler, PA 19002 PRO SE

CERTIFICATE OF SERVICE

I hereby certify that a true copy of the Division of Enforcement's and AmeriQuest Technologies, Inc.'s Joint Motion for a Stay of Proceedings and Brief in Support was served on the following on the date and in the manner indicated below:

By Hand on October 24, 2005:

The Honorable Lillian A. McEwen
Administrative Law Judge
Securities and Exchange Commission
100 F. Street, N.E.
Washington, DC 20549-2557

/s/David S. Frye
David S. Frye